Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	73,507.92
Total Transaction Valuation	532,280,341.08
Total Offset Amount	0.00
Net Fee	$ 73,507.92